                                                                   Exhibit 4.5.2

                          FIRST SUPPLEMENTAL INDENTURE

                This "Supplemental Indenture", dated as of December 19, 2001, among MeriStar Hospitality Operating Partnership (the "Company"), MeriStar Hospitality Finance Corp. ("MeriStar Finance," and together with the Company, the "Issuers"), MeriStar Hospitality Corporation (the "Parent"), the Subsidiary Guarantors who are parties to the indenture referred to below, each of the subsidiaries of the Company, indicated as New Guarantors on the signature pages hereto (collectively, the "Guarantors" and each a "Guarantor") and U.S. Bank Trust National Association, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

                WHEREAS, the Issuers, the Parent and the Subsidiary Guarantors parties thereto, have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of January 26, 2001, providing for the issuance of up to an aggregate principal amount of $300,000,000 of 9% Senior Notes due 2008 (the "2008 Notes") and up to an aggregate principal amount of $200,000,000 of 9-1/8% Senior Notes due 2011 (the "2011 Notes" and, together with the 2008 Notes, the "Notes");

                WHEREAS, Section 4.15 of the Indenture provides that under certain circumstances the Company and the Parent are required to cause the Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantors shall unconditionally guarantee all of the Issuers' Obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein;

                WHEREAS, the Issuers intend to add Covenants to the Indenture to provide additional rights and benefits to the Holders of the Notes; and

                WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

                NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

                1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                2. AMENDMENTS TO THE INDENTURE.

                   2.1 Section 1.1 of the Indenture is hereby amended by adding the following definition after the definition of "Credit Agreement":

                "Credit Agreement - 4.12A and 4.18A" means the Second Amended and Restated Credit Agreement, dated as of August 3, 1998 and subsequently amended, entered into between and among the Company and the lenders party thereto, and any other senior debt facilities or commercial paper facilities with banks or other institutional lenders providing for borrowings, receivables financings (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case as amended, modified, supplemented, restructured, renewed, restated or extended, from time to time on one or more occasions; provided that the term "Credit Agreement - 4.12 and 4.18" shall not include Indebtedness described in clause (a) of the definition of "Non-Recourse Indebtedness" and/or Indebtedness commonly known as "collateralized mortgage-backed securities."

               2.2 Article 4 of the Indenture is amended by adding the following Sections 4.12A and 4.18A after Section 4.12 and 4.18, respectively:

          4.12A.    LIMITATION ON LIENS.

          (a) Neither the Company nor the Parent shall, and neither the Company nor the Parent shall permit any of their respective Restricted Subsidiaries to, secure any Indebtedness under any Credit Agreement - 4.12A and 4.18A or any other Indebtedness incurred pursuant to clause (b) of the second paragraph of
Section 4.9 by a Lien (other than a Stock Pledge) unless contemporaneously therewith effective provision is made to secure the Notes equally and ratably with the Indebtedness under such Credit Agreement - 4.12A and 4.18A or any such other Indebtedness incurred pursuant to clause (b) of the second paragraph of
Section 4.9 (and any other senior Indebtedness outstanding with similar provisions requiring the Company to equally and ratably secure such Indebtedness) for so long as the Indebtedness under any such Credit Agreement - 4.12A and 4.18A or any other such Indebtedness incurred pursuant to clause (b) of the second paragraph of Section 4.9 is secured by such Lien; provided, however, that the Company, the Parent or any of their respective Restricted Subsidiaries may secure with one or more Liens up to $300 million aggregate principal amount of Indebtedness described in clause (a) of the definition of "Non-Recourse Indebtedness" and/or Indebtedness commonly known as "collateralized mortgage-backed securities," without making provision to equally and ratably secure the Notes.

          (b) Notwithstanding anything to the contrary, (i) the provisions of this section shall not be applicable in the event, and only for so long as, the Notes are rated Investment Grade and no Default or Event of Default has occurred and is continuing and (ii) the provisions of this section shall not be applicable in the event Section 4.12 becomes effective.

          (c)  If a Covenant Defeasance or a Legal Defeasance occurs pursuant to
Article VIII, the Issuers and Guarantors shall be released from all obligations, if any, contained in this Section 4.12A.

                4.18A. MAINTENANCE OF TOTAL UNENCUMBERED ASSETS.

                The Company, the Parent and their respective Restricted Subsidiaries shall maintain Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of the Company's, the Parent's and their respective Restricted Subsidiaries' senior Unsecured Indebtedness (including amounts of Refinancing Indebtedness outstanding pursuant to clause
(e) of the second paragraph of Section 4.9 or otherwise); provided, however, that this Section 4.18A shall not prohibit the incurrence of Secured Indebtedness under the Credit Agreement - 4.12A and 4.18A; and provided further, however, that, to the extent that the Notes are secured by any assets equally and ratably with any other Indebtedness pursuant to Section 4.12 or Section 4.12A hereof, the related Lien or Liens on such assets securing the Notes and such other Indebtedness shall be ignored when determining the amount of Total Unencumbered Assets and senior Unsecured Indebtedness for purposes of this
Section 4.18A.

                (b) Notwithstanding anything to the contrary, the provisions of this section shall not be applicable in the event Section 4.18 becomes effective.

                (c) If a Covenant Defeasance or a Legal Defeasance occurs pursuant to Article VIII, the Issuers and Guarantors shall be released from all obligations, if any, contained in this Section 4.18A.

                3. AGREEMENT TO GUARANTEE. The Guarantors hereby agrees, jointly and severally with all other Guarantors, to guarantee the Issuers' obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture.

                4. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, shareholder or agent of the Guarantor, as such, shall have any liability for any obligations of any Issuer or any Guarantor under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver or release may not be effective to waive or release liabilities under the federal securities laws.

                5. NEW YORK LAW TO GOVERN. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture.

                6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

                IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.


                        Issuers:
                        -------

                        MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                        By:  MeriStar Hospitality Corporation,
                        as general partner



                               By:  /s/ Christopher L. Bennett
                                    ---------------------------
                                    Christopher L. Bennett
                                    Senior Vice President and General Counsel


                        MERISTAR HOSPITALITY FINANCE CORP.,
                        a Delaware corporation



                        By:  /s/ Christopher L. Bennett
                             ---------------------------
                             Christopher L. Bennett
                             Senior Vice President and General Counsel

                        Parent:
                        ------

                        MERISTAR HOSPITALITY CORPORATION,
                        a Maryland corporation



                        By:   /s/ Christopher L. Bennett
                              --------------------------
                              Christopher L. Bennett
                              Senior Vice President and General Counsel

               Subsidiary Guarantors:
               ----------------------

               MERISTAR ACQUISITION COMPANY, L.L.C., a Delaware limited liability company

               By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

                         By:  MeriStar Hospitality Corporation,
                              a Maryland corporation, general partner



                                By:  /s/ Christopher L. Bennett
                                     ---------------------------
                                     Christopher L. Bennett
                                     Senior Vice President and General Counsel


               AGH PSS I, INC., a Delaware corporation


               By:   /s/ Christopher L. Bennett
                     --------------------------
                     Christopher L. Bennett
                     Senior Vice President and General Counsel


               AGH UPREIT LLC, a Delaware limited liability company

               By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                     By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                           By: MeriStar Hospitality Corporation, a Maryland corporation, member



                                 By:  /s/ Christopher L. Bennett
                                      -----------------------------------------
                                      Christopher L. Bennett
                                      Senior Vice President and General Counsel

                     CAPSTAR HOUSTON SW PARTNERS, L.P.

                     By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, general partner


                           By: MeriStar Hospitality Corporation, a Maryland corporation, general partner



                                By:   /s/ Christopher L. Bennett
                                      ---------------------------------
                                      Christopher L. Bennett
                                      Senior Vice President and General Counsel


                     CAPSTAR MEDALLION HOUSTON PARTNERS, L.P.

                     By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, general partner


                           By: MeriStar Hospitality Corporation, a Maryland corporation, general partner



                                By:   /s/ Christopher L. Bennett
                                      ---------------------------------
                                      Christopher L. Bennett
                                      Senior Vice President and General Counsel


                     CAPSTAR MEDALLION DALLAS PARTNERS, L.P.

                     By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, general partner

                           By: MeriStar Hospitality Corporation, a Maryland corporation, general partner



                                By:   /s/ Christopher L. Bennett
                                      ---------------------------------
                                      Christopher L. Bennett
                                      Senior Vice President and General Counsel

                         CAPSTAR MEDALLION AUSTIN PARTNERS, L.P.

                         By: MeriStar Hospitality Operating Partnership,
                             L.P., a Delaware limited partnership, general
                             partner

                         By: MeriStar Hospitality Corporation, a Maryland
                             corporation, general partner


                             By: /s/ Christopher L. Bennett
                                 --------------------------------
                                 Christopher L. Bennett
                                 Senior Vice President and General Counsel


                         CAPSTAR MIDLAND PARTNERS, L.P.

                         By: MeriStar Hospitality Operating Partnership,
                             L.P., a Delaware limited partnership, general
                             partner


                             By: MeriStar Hospitality Corporation, a
                                 Maryland corporation, general partner


                                 By: /s/ Christopher L. Bennett
                                     ----------------------------
                                     Christopher L. Bennett
                                     Senior Vice President and General Counsel


                         CAPSTAR DALLAS PARTNERS, L.P.

                             By: MeriStar Hospitality Operating Partnership,
                                 L.P., a Delaware limited partnership, general partner


                                 By:  MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ----------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel

                            CAPSTAR MOCKINGBIRD PARTNERS, L.P.

                            By: MeriStar Hospitality Operating Partnership,
                                L.P., a Delaware limited partnership, general partner

                                By: MeriStar Hospitality Corporation, a Maryland
                                    corporation, general partner


                                    By: /s/ Christopher L. Bennett
                                        ---------------------------------
                                        Christopher L. Bennett
                                        Senior Vice President and General
                                        Counsel


                            EQUISTAR SCHAUMBURG COMPANY, L.L.C.

                            By: MeriStar Hospitality Operating Partnership,
                                L.P., a Delaware limited partnership, member

                                By: MeriStar Hospitality Corporation, a Maryland
                                    corporation, general partner


                                    By: /s/ Christopher L. Bennett
                                        ---------------------------------
                                        Christopher L. Bennett
                                        Senior Vice President and General
                                        Counsel


                            EQUISTAR BELLEVUE COMPANY, L.L.C.

                            By: MeriStar Hospitality Operating Partnership,
                                L.P., a Delaware limited partnership, member

                                By: MeriStar Hospitality Corporation, a Maryland
                                    corporation, general partner


                                    By: /s/ Christopher L. Bennett
                                        ---------------------------------
                                        Christopher L. Bennett
                                        Senior Vice President and General
                                        Counsel


                            EQUISTAR CLEVELAND COMPANY, L.L.C.

                            By: MeriStar Hospitality Operating Partnership,
                                L.P., a Delaware limited partnership, member

                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              EQUISTAR LATHAM COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              EQUISTAR VIRGINIA COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member

                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              EQUISTAR BALLSTON COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member

                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner

                                 By: /s/ Christopher L. Bennett
                                     -----------------------------------------
                                     Christopher L. Bennett
                                     Senior Vice President and General Counsel


                              EQUISTAR SALT LAKE COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member

                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ------------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              EQUISTAR ATLANTA GP COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member

                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ------------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              EQUISTAR ATLANTA LP COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member

                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ------------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel

                              CAPSTAR WASHINGTON COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member

                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR CS COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR SAN PEDRO COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel

                              CAPSTAR LOUISVILLE COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR LEXINGTON COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR OKLAHOMA CITY COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel

                              CAPSTAR CHERRY HILL COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR FRAZER COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR KC COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ---------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR NATIONAL AIRPORT COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member

                                    By: MeriStar Hospitality Corporation, a
                                        Maryland corporation, general partner


                                        By: /s/ Christopher L. Bennett
                                            -----------------------------------
                                            Christopher L. Bennett
                                            Senior Vice President and General
                                            Counsel


                              CAPSTAR GEORGETOWN COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -------------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR JEKYLL COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -------------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel

                              CAPSTAR DETROIT AIRPORT COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -----------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR TUCSON COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -----------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR MESA COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -----------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR MORRISTOWN COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member

                                    By: MeriStar Hospitality Corporation, a
                                        Maryland corporation, general partner


                                        By: /s/ Christopher L. Bennett
                                            -----------------------------------
                                            Christopher L. Bennett
                                            Senior Vice President and General
                                            Counsel


                              CAPSTAR INDIANAPOLIS COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -------------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR CHICAGO COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          ------------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel

                              CAPSTAR WINDSOR LOCKS COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -----------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR HARTFORD COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -----------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR CROSS KEYS COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -----------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel


                              CAPSTAR COLUMBIA COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member

                                    By: MeriStar Hospitality Corporation, a
                                        Maryland corporation, general partner


                                        By: /s/ Christopher L. Bennett
                                            -----------------------------------
                                            Christopher L. Bennett
                                            Senior Vice President and General
                                            Counsel


                              CAPSTAR ROLAND PARK COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                                   By: MeriStar Hospitality Corporation, a
                                       Maryland corporation, general partner


                                       By: /s/ Christopher L. Bennett
                                           ------------------------------------
                                           Christopher L. Bennett
                                           Senior Vice President and General
                                           Counsel


                              CAPSTAR FORRESTAL COMPANY, L.L.C.

                              By: MeriStar Hospitality Operating Partnership,
                                  L.P., a Delaware limited partnership, member


                                  By: MeriStar Hospitality Corporation, a
                                      Maryland corporation, general partner


                                      By: /s/ Christopher L. Bennett
                                          -------------------------------------
                                          Christopher L. Bennett
                                          Senior Vice President and General
                                          Counsel

                      MERISTAR SANIBEL INN COMPANY, LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a
                          Delaware limited partnership, member


                          By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                               By:   /s/ Christopher L. Bennett
                                  ----------------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and General Counsel


                      MERISTAR SUNDIAL BEACH COMPANY, LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a
                          Delaware limited partnership, member


                          By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                               By:   /s/ Christopher L. Bennett
                                  -----------------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and General Counsel


                      MERISTAR SAFETY HARBOR COMPANY, LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a
                          Delaware limited partnership, member


                          By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                               By:   /s/ Christopher L. Bennett
                                  -----------------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and General Counsel


                      MERISTAR SEASIDE INN COMPANY, LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a
                          Delaware limited partnership, member

                            By: MeriStar Hospitality Corporation, a Maryland
                                corporation, general partner


                                By:   /s/ Christopher L. Bennett
                                   -----------------------------------
                                   Christopher L. Bennett
                                   Senior Vice President and General Counsel


                       MERISTAR PLANTATION SHOPPING CENTER COMPANY, LLC

                       By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                            By: MeriStar Hospitality Corporation, a Maryland
                                corporation, general partner


                                By:   /s/ Christopher L. Bennett
                                   -----------------------------------
                                   Christopher L. Bennett
                                   Senior Vice President and General Counsel


                       MERISTAR SONG OF THE SEA COMPANY, LLC

                       By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                            By: MeriStar Hospitality Corporation, a Maryland
                                corporation, general partner


                                By:   /s/ Christopher L. Bennett
                                   -----------------------------------
                                   Christopher L. Bennett
                                   Senior Vice President and General Counsel

                      MERISTAR SHIRLEY'S PARCEL COMPANY, LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                           By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                                By:   /s/ Christopher L. Bennett
                                   -----------------------------------
                                   Christopher L. Bennett
                                   Senior Vice President and General Counsel


                      MERISTAR SANIBEL GOLF COMPANY, LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                           By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                                By:   /s/ Christopher L. Bennett
                                   ---------------------------------
                                   Christopher L. Bennett
                                   Senior Vice President and General Counsel


                      MERISTAR MARCO ISLAND COMPANY, LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                           By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                                By:   /s/ Christopher L. Bennett
                                   ---------------------------------
                                   Christopher L. Bennett
                                   Senior Vice President and General Counsel


                      MERISTAR S.S. PLANTATION COMPANY, LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

                           By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                                By:   /s/ Christopher L. Bennett
                                   ---------------------------------
                                   Christopher L. Bennett
                                   Senior Vice President and General Counsel


                      MERISTAR HOTEL (CALGARY AIRPORT) LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                           By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                                By:   /s/ Christopher L. Bennett
                                   ---------------------------------
                                   Christopher L. Bennett
                                   Senior Vice President and General Counsel


                      MERISTAR HOTEL (VANCOUVER) LLC

                      By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                           By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                                By:   /s/ Christopher L. Bennett
                                   ---------------------------------
                                   Christopher L. Bennett
                                   Senior Vice President and
                                   General Counsel

                     MERISTAR HOTEL (SURREY) LLC

                     By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                          By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                               By:   /s/ Christopher L. Bennett
                                  ---------------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and
                                  General Counsel


                     MERISTAR HOTEL (BURNABY) LLC

                     By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                          By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                               By:   /s/ Christopher L. Bennett
                                  ---------------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and General Counsel


                     AGH 75 ARLINGTON HEIGHTS LLC

                     By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                          By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                               By:   /s/ Christopher L. Bennett
                                  ---------------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and General Counsel

                     MERISTAR SANTA BARBARA, L.P., a Delaware limited partnership

                     By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                          By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                               By:   /s/ Christopher L. Bennett
                                  ---------------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and General Counsel


                     MERISTAR CATHEDRAL CITY, L.P., a Delaware limited partnership

                     By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                          By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                               By:   /s/ Christopher L. Bennett
                                  ---------------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and General Counsel


                     MERISTAR LAJV, L.P., a Delaware limited partnership

                     By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member


                          By: MeriStar Hospitality Corporation, a Maryland corporation, general partner


                               By:   /s/ Christopher L. Bennett
                                  ---------------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and General Counsel

                             75 ARLINGTON HEIGHTS LIMITED PARTNERSHIP, L.P., Delaware limited partnership

                             By: AGH 75 Arlington Heights LLC, a Delaware
                                 limited liability company, general partner


                                 By: MeriStar Hospitality Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     member


                                     By: MeriStar Hospitality Corporation, a
                                         Maryland corporation, general partner


                                         By: /s/ Christopher L. Bennett
                                             ----------------------------
                                             Christopher L. Bennett
                                             Senior Vice President and General
                                             Counsel


                             BCHI ACQUISITION, LLC, a Delaware limited liability company

                             By: AGH UPREIT LLC, a Delaware limited liability
                                 company, member


                                 By: MeriStar Hospitality Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     member


                                     By: MeriStar Hospitality Corporation, a
                                         Maryland corporation, general partner


                                         By: /s/ Christopher L. Bennett
                                             ----------------------------
                                             Christopher L. Bennett
                                             Senior Vice President and General
                                             Counsel

                              MDV LIMITED PARTNERSHIP, a Texas limited partnership

                              By: AGH UPREIT LLC, a Delaware limited liability
                                  company, their general partner


                                  By: MeriStar Hospitality Operating
                                      Partnership, L.P., a Delaware limited
                                      partnership, member


                                      By: MeriStar Hospitality Corporation, a
                                          Maryland corporation, general partner


                                          By: /s/ Christopher L. Bennett
                                              ----------------------------
                                              Christopher L. Bennett
                                              Senior Vice President and General
                                              Counsel


                              183 HOTEL ASSOCIATES, LTD., a Texas limited partnership

                              By: AGH UPREIT LLC, a Delaware limited liability
                                  company, their general partner


                                  By: MeriStar Hospitality Operating
                                      Partnership, L.P., a Delaware limited
                                      partnership, member


                                      By: MeriStar Hospitality Corporation, a
                                          Maryland corporation, general partner


                                          By: /s/ Christopher L. Bennett
                                              ----------------------------
                                              Christopher L. Bennett
                                              Senior Vice President and General
                                              Counsel

                             LAKE BUENA VISTA PARTNERS, LTD., a Florida limited partnership

                             By: AGH UPREIT LLC, a Delaware limited liability
                                 company, their general partner


                                 By: MeriStar Hospitality Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     member


                                     By: MeriStar Hospitality Corporation, a
                                         Maryland corporation, general partner


                                         By: /s/ Christopher L. Bennett
                                             ----------------------------
                                             Christopher L. Bennett
                                             Senior Vice President and General
                                             Counsel


                             DURHAM I-85 LIMITED PARTNERSHIP, a Delaware limited partnership

                             By: AGH UPREIT LLC, a Delaware limited liability
                                 company, their general partner


                                 By: MeriStar Hospitality Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     member


                                     By: MeriStar Hospitality Corporation, a
                                         Maryland corporation, general partner


                                         By: /s/ Christopher L. Bennett
                                             -----------------------------
                                             Christopher L. Bennett
                                             Senior Vice President and General
                                             Counsel


                             COCOA BEACH HOTELS, LTD., a Florida limited partnership

                             By: AGH UPREIT LLC, a Delaware limited liability
                                 company, their general partner


                                 By: MeriStar Hospitality Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     member

                                         By: MeriStar Hospitality Corporation, a
                                             Maryland corporation, general
                                             partner


                                             By: /s/ Christopher L. Bennett
                                                 ----------------------------
                                                 Christopher L. Bennett
                                                 Senior Vice President and
                                                 General Counsel


                              HOTEL COLUMBIA COMPANY, a Maryland general partnership

                              By: CapStar Columbia Company, L.L.C., a Delaware
                                  limited liability company, partner


                                  By: MeriStar Hospitality Operating
                                      Partnership, L.P., a Delaware limited
                                      partnership, member


                                      By: MeriStar Hospitality Corporation, a
                                          Maryland corporation, general partner


                                          By: /s/ Christopher L. Bennett
                                              ----------------------------
                                              Christopher L. Bennett
                                              Senior Vice President and General
                                              Counsel


                              MERISTAR LP, INC.,
                              a Nevada corporation

                              By: /s/ Christopher L. Bennett
                                  ----------------------------
                                  Christopher L. Bennett
                                  Senior Vice President and General Counsel

                              3100 GLENDALE JOINT VENTURE,
                              an Ohio general partnership

                              By: AGH UPREIT LLC, a Delaware limited liability
                                  company, partner


                                  By: MeriStar Hospitality Operating
                                      Partnership, L.P., a Delaware limited
                                      partnership, member

                                         By: MeriStar Hospitality Corporation, a
                                             Maryland corporation, general
                                             partner


                                             By: /s/ Christopher L. Bennett
                                                 ----------------------------
                                                 Christopher L. Bennett
                                                 Senior Vice President and
                                                 General Counsel


                         By: MeriStar Hospitality Operating Partnership, L.P., a
                             Delaware limited partnership, partner


                             By: MeriStar Hospitality Corporation, a Maryland
                                 corporation, general partner


                                 By: /s/ Christopher L. Bennett
                                     ------------------------------
                                     Christopher L. Bennett
                                     Senior Vice President and General Counsel


                             MERISTAR HOTEL LESSEE, INC.

                             By: /s/ Christopher L. Bennett
                                 -------------------------------
                                 Christopher L. Bennett
                                 Senior Vice President and General Counsel

                             New Guarantors:
                             --------------

                             MERISTAR HOSPITALITY FINANCE CORP. II, a Delaware corporation

                             By: /s/ Christopher L. Bennett
                                 -------------------------------
                                 Christopher L. Bennett
                                 Senior Vice President and General Counsel

                             MT. ARLINGTON NEW JERSEY LLC,
                             a Delaware limited liability company

                             By: AGH UPREIT LLC,
                                      a Delaware limited liability company, its
                                 managing member


                                 By: MeriStar Hospitality Operating Partnership,
                                     L.P., a Delaware limited partnership, its
                                     member

                                    By: MeriStar Hospitality Corporation, a
                                        Maryland corporation, its General
                                        partner


                                        By: /s/ Christopher L. Bennett
                                            ----------------------------
                                            Christopher L. Bennett
                                            Senior Vice President and General
                                            Counsel


                            455 MEADOWLANDS ASSOCIATES, LTD., A Texas limited partnership

                            By: AGH Secaucus LLC, a Delaware limited liability
                                company, its general partner


                                By: MeriStar Hospitality Operating Partnership,
                                    L.P., a Delaware limited partnership, its
                                    managing member


                                    By: MeriStar Hospitality Corporation, a
                                        Maryland corporation, its General
                                        partner


                                        By: /s/ Christopher L. Bennett
                                            ----------------------------
                                            Christopher L. Bennett
                                            Senior Vice President and General
                                            Counsel


                            AGH SECAUCUS LLC,
                            a Delaware limited liability company

                            By: MeriStar Hospitality Operating Partnership,
                                L.P., a Delaware limited partnership, its
                                managing member


                                By: MeriStar Hospitality Corporation, a Maryland
                                    corporation, its general partner


                                    By: /s/ Christopher L. Bennett
                                        ---------------------------------
                                        Christopher L. Bennett
                                        Senior Vice President and General
                                        Counsel

                              Trustee:
                              -------

                              U.S. BANK TRUST NATIONAL ASSOCIATION,
                              as Trustee

                              By: /s/ Adam Berman
                                  -------------------
                                  Adam Berman
                                  Trust Officer